WESTERN NEW ENGLAND BANCORP, INC. 8-K

Exhibit 99.1

1 2023 Annual Shareholders’ Meeting May 11 , 2023

Board of Directors James C . Hagan, President & Chief Executive Officer Lisa G . McMahon , Chairperson of the Board Laura Benoit , Director Donna J . Damon , Director Gary G . Fitzgerald , Director William D . Masse , Director Gregg F . Orlen , Director Paul C . Picknelly , Director Steven G . Richter , Director Philip R . Smith , Director 47 Palomba Drive, Enfield, CT 2

Welcome to the Western New England Bancorp 2023 Annual Shareholders’ Meeting James C. Hagan President Chief Executive Officer 3

4 Board of Directors Western New England Bancorp

Board of Directors 5 Director Since Position Held Term to Expire Name 2014 Director, Chairperson of the Board 2023 Lisa G. McMahon 2016 Director 2025 Gary G. Fitzgerald 2016 Director 2025 Paul C. Picknelly 2014 Director 2023 Laura Benoit 2011 Director 2023 Donna J. Damon 2011 Director 2023 Steven G. Richter 2009 President, Chief Executive Officer, Director 2024 Jame s C. Hagan 2016 Director 2024 William D. Masse 2016 Director 2024 Gregg F. Orlen 2009 Director 2024 Philip R. Smith

Introduction of Guests Katrina Popielarczyk, Esq. , Inspector of Elections James T. McGough, CPA, Wolf & Company, Independent Auditor Richard Quad, Griffin Financial, Investment Banker 655 Main Street, Agawam, MA 6

Senior Management Team 7 James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lender Officer Kevin C . O’Connor, Executive Vice President & Chief Banking Officer Daniel A . Marini , Senior Vice President, Retail Banking & Marketing Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer Filipe B . Goncalves, Senior Vice President & Chief Credit Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer John E . Bonini , Senior Vice President & General Counsel Christine Phillips , Senior Vice President, Human Resources Director

Proposals Proposal 1: Election of Directors to serve a three - year term expiring at the 2026 Annual Meeting of shareholders: • Laura Benoit • Donna J. Damon • Lisa G. McMahon • Steven G. Richter Proposal 2: Consideration and approval of a non - binding advisory resolution on the compensation of the Company’s Named Executive Officers Proposal 3: Consideration and approval of a non - binding advisory vote on the frequency of an advisory vote on the compensation of the Company’s Named Executive Officers Proposal 4: Ratification of the appointment of the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023: • Wolf & Company, P.C. 8 599 Memorial Drive, Chicopee, MA

Voting Results Katrina Popielarczyk Inspector of Elections 300 Southampton Road, Westfield, MA 9

Financial Results for Fiscal Year 2022 and the First Quarter of 2023 Guida R. Sajdak Executive Vice President Chief Financial Officer 10

Forward - Looking Statements 11 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, liquidity , results of operations, future performance, business, measures being taken in response to the coronavirus disease 2019 (“COVID - 19 ") pandemic and the impact of the COVID - 19 impact on the Company’s business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate ,” “ should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : • unpredictable changes in general economic conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ; • the duration and scope of the continuing COVID - 19 pandemic, including the emergence of new COVID - 19 variants and the response thereto ; • changes in economic conditions which could materially impact credit quality trends and the ability to generate loans and gather deposits ; • inflation and governmental responses to inflation, including increasing interest rates that reduce margins ; • the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Act Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ; • significant changes in accounting, tax or regulatory practices or requirements ; • new legal obligations or liabilities or unfavorable resolutions of litigation ; • disruptive technologies in payment systems and other services traditionally provided by banks ; • the highly competitive industry and market area in which we operate ;

Forward - Looking Statements 12 • uncertainty about the discontinued use of LIBOR and the transition to an alternative rate ; • changes in business conditions and inflation ; • operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks ; • failure or circumvention of our internal controls or procedures ; • c hanges in the securities markets which affect investment management revenues ; • increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ; • the soundness of other financial services institutions which may adversely affect our credit risk; • certain of our intangible assets may become impaired in the future; • new lines of business or new products and services, which may subject us to additional risks; • changes in key management personnel which may adversely impact our operations; • severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business; and • other risk factors detailed from time to time in our SEC filings. Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements. You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof. We do not undertake any obligation to republish revised forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law.

2022 Quarterly Earnings 13 (1) Non - interest income includes a $2.8 million gain on the defined benefit curtailment. 1Q2022 2Q2022 3Q2022 4Q2022 (1) ($ in thousands , except EPS) $ 18,698 $ 19,392 $ 20,288 $ 20,854 Net interest income (425) 300 675 150 Provision (credit) for loan losses 2,348 2,741 2,590 5,653 Non - interest income 14,456 14,433 14,343 14,003 Non - interest expense 7,015 7,400 7,860 12,354 Income before taxes 1,696 1,865 1,861 3,320 Income tax expense $ 5,319 $ 5,535 $ 5,999 $ 9,034 Net income $ 0.24 $ 0.25 $ 0.28 $ 0.42 Diluted earnings per share (EPS) 0.85% 0.87% 0.93% 1.40% ROA 9.65% 10.22% 10.90% 16.67% ROE 3.18% 3.24% 3.35% 3.44% Net interest margin 3.20% 3.26% 3.37% 3.47% Net interest margin, on a tax - equivalent basis

Balance Sheet Composition Loans , 80% Securities , 12% Other Assets , 7% Cash and Cash Equivalents , 1% Loans and Securities (% of Total Assets) 2018 Data as of December 31 st Loans 78% Securities 15% Other Assets 6% Cash and Cash Equivalents 1% Loans and Securities (% of Total Assets) 2022 25% 46% 16% 2% 1% 0% 10% 20% 30% 40% 50% Deposits & Borrowings (% of Total Assets) 2022 17% 27% 31% 13% 0% 10% 20% 30% 40% 50% 60% Deposits & Borrowings (% of Total Assets) 2018 14

Growing and Strengthening Our Balance Sheet (1) 80.1% 81.4% 81.5% 73.5% 78.0% 45% 55% 65% 75% 85% 95% Loan - to - Asset Ratio 106.1% 105.6% 94.3% 82.6% 89.3% 80% 90% 100% 110% 120% Loan - to - Deposit Ratio 12.3% 10.8% 9.0% 16.9% 15.0% 5% 15% 25% 35% 45% Securities - to - Asset Ratio 12.6% 11.0% 2.5% 0.9% 2.4% 0% 2% 4% 6% 8% 10% 12% 14% Borrowings - to - Total Assets (1) Data as of December 31 st 15

Strong Asset Quality Indicators Data as of December 31 st (1) Excludes PPP loans 16 1.20% 1.08% 1.00% 0.90% 0.95% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% Allowance for Loan Losses to Total Loans 2020 2021 2022 270% 399% 350% 0% 100% 200% 300% 400% 500% Allowance for Loan Losses to Nonperforming Loans 2020 2021 2022 (1) (1) 0.45% 0.36% 0.27% 0.20% 0.29% 0.22% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Nonperforming Loans to Total Loans Nonperforming Assets to Total Assets 2020 2021 2022 (1) (1) (1) (1)

1 st Quarter of 2023 1Q2022 4Q2022 (1) 1Q2023 $0.24 $0.42 $0.24 EPS Earnings per Share (“EPS”) 1Q2022 4Q2022 (1) 1Q2023 0.85% 1.40% 0.84% ROAA Return on Average Assets (“ROAA”) Return on Average Equity (“ROAE”) 1Q2022 4Q2022 (1) 1Q2023 9.65% 16.67% 9.31% ROAE 1Q2022 4Q2022 1Q2023 3.18% 3.44% 3.14% NIM 3.20% 3.47% 3.16% NIM, tax - equivalent basis (non - GAAP) (3) Net Interest Margin (“NIM”) March 31, 2022 March 31, 2023 $1.926 billion $2.006 billion Total Loans (2) $2.278 billion $2.157 billion Total Deposits 85% 93% Loan/Deposit (%) 17% 15% Investment/Asset (%) 83% 79% Core Deposits/Total Deposits 0.1% 5.1% Wholesale Funding/Assets (4) 31% 29% Uninsured Deposits/Total deposits 17 (1) Includes a $2.8 million gain on the defined benefit plan curtailment. (2) Includes $ 2.1 million of PPP loans at March 31, 2023 and $6.1 million at March 31, 2022, respectively. (3) NIM, on a tax - equivalent basis, is a non - GAAP financial measure. See “Explanation of Use of Non - GAAP Financial Measures” on slide 21 of this presentation for more information regarding our use of non - GAAP financial measurements. (4) Wholesale funding includes Federal Home Loan Bank, Federal Reserve Bank and brokered CD funding sources.

Who We Are Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : The Company’s purpose drives the outcome we envision for Western New England Bancorp . Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . 18 70 Center Street, Chicopee, MA.

Connecticut Strategy 19 Congratulations to the West Hartford Financial Services Center team on being recognized as “Best Bank/Financial Institution” in the annual Best of West Hartford , marking three consecutive years that the Bank has earned the top spot.

20 Appendix

Explanation of Use of Non - GAAP Financial Measurements 21 We believe that it is common practice in the banking industry to present interest income and related yield information on tax - exempt loans and securities on a tax - equivalent basis, as well as presenting tax - equivalent net interest margin and pre - provision net revenue, and that such information is useful to investors because it facilitates comparisons among financial institutions . However, the adjustment of interest income and yields on tax - exempt loans and securities to a tax - equivalent amount, as well as the presentation of pre - provision net revenue, may be considered to include financial information that is not in compliance with GAAP . A reconciliation from GAAP to non - GAAP is provided below . 3/31/2023 12/31/2022 3/31/2022 Loans (no tax adjustment) 21,329$ 21,274$ 17,947$ Tax-equivalent adjustment 120 129 120 Loans (tax-equivalent basis) 21,449$ 21,403$ 18,067$ Securities (no tax adjustment) 2,149$ 2,174$ 1,950$ Tax-equivalent adjustment - 1 - Securities (tax-equivalent basis) 2,149$ 2,175$ 1,950$ Net interest income (no tax adjustment) 18,504$ 20,854$ 18,698$ Tax equivalent adjustment 120 130 120 Net interest income (tax-equivalent basis) 18,624$ 20,984$ 18,818$ Average interest-earning assets 2,393,504$ 2,401,676$ 2,385,932$ Net interest margin (no tax adjustment) 3.14% 3.44% 3.18% Net interest margin, tax-equivalent basis 3.16% 3.47% 3.20% For the quarter ended (In thousands)

Westfield Bank “What better banking’s all about” Thank you! James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , First Vice President and Investor Relations Officer 22 141 Elm Street, Westfield, MA